UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  Form 8-K


                               Current Report
                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                        Date of Report: May 5, 2003
                                       -------------


                   Phoenix International Industries, Inc.
    -----------------------------------------------------------------
    (Exact name of small business issuer as specified in its charter)

                    Commission File Number: 000-17058

          Florida                                      59-2565462
  ------------------------                      ------------------------
  (State of incorporation)                      (IRS Employer ID Number)

                1750 Osceola Drive, West Palm Beach, FL 33409
                ---------------------------------------------
                  (Address of principal executive offices)

                                 (561) 688-0440
                          ---------------------------
                          (Issuer's telephone number)


Item 7. Exhibits
----------------

Exhibit Number 9.1   Press Release Announcing Name Change


Item 9. Regulation FD Disclosure
--------------------------------

The following information is being furnished under Item 9 - "Regulation FD Disclosure

Effective May 5, 2003, the name of Phoenix International Industries, Inc., was changed to Epicus Communications Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Phoenix International Industries, Inc.

Date: May 5, 2003                  By:                 /s/ Gerard Haryman
                                      -----------------------------------
                                                           Gerard Haryman
                                                                President


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